NEWS RELEASE

Cardtronics Provides Business Update

HOUSTON, September 17, 2020 – Cardtronics (Nasdaq: CATM) announced today an update on recent business performance. The Company continues to see improvement in its business across geographies as governments further relax and remove restrictions implemented to mitigate the spread of COVID-19.

Edward H. West, Cardtronics CEO, commented, "Our business continues to improve across our geographies as the restrictions implemented due to COVID-19 are lifted. We are also encouraged by our recent new business execution, solid pipeline of new business opportunities, and strong growth with Fintech partners. We continue to see positive industry trends, with both accelerating bank branch footprint rationalization and consumer demand for cash, with record high levels of cash in circulation. Our end-to-end platform provides the cash solutions that financial institutions need and consumers want.”

With two and a half months of the third quarter complete, the Company now estimates that its third quarter Adjusted EBITDA will approximate $70 million, reflecting recent business performance and outlook for the remainder of the quarter. Encouraging transaction activity across several markets, continued effective cost management and more favorable exchange rates are helping drive an improved profitability outlook for the third quarter. Included in this estimate are approximately $10 million in incremental benefits in the quarter following the recent legal decision by the Supreme Court in the U.K., removing business rates for certain ATMs. The Company now expects an Adjusted EBITDA margin of approximately 25% for the third quarter.

The table below shows recent same-store withdrawal transaction performance in the U.S. since the beginning of 2020, with the third quarter to date showing -3% versus -14% in the second quarter.

(1)Same-store (SS) ATMs defined as U.S. ATMs excluding managed services registering withdrawals from 1/1/2019 until 3/31/2020 (and every month in-between); adjusted for day of the week variances.
(2)Includes several thousand ATMs that transacted in 2019 but not in certain months of 2020 due to temporary closures related to the pandemic. The inclusion of these ATMs negatively impacts the samestore % above.

While the Company did not expect to provide further intra-quarter business updates, given the Company’s current performance expectations as compared to those shared during the second quarter earnings call, this update has been provided.

About Cardtronics (Nasdaq: CATM)

Cardtronics is the trusted leader in financial self-service, enabling cash transactions at over 285,000 ATMs across 10 countries in North America, Europe, Asia-Pacific, and Africa. Leveraging our unmatched scale, expertise, and innovation, top-tier merchants and businesses of all sizes use our ATM solutions to drive growth, in-store traffic, and retail transactions. Financial services providers rely on Cardtronics to deliver superior service at their own ATMs, on Cardtronics ATMs where they place their brand, and through Cardtronics' Allpoint Network, the world’s largest surcharge-free ATM network, with over 55,000 locations. As champions of cash, Cardtronics converts digital currency into physical cash, driving payments choice for businesses and consumers alike. To learn more about Cardtronics, visit www.cardtronics.com and follow us on LinkedIn and Twitter.

Contact Information:

Investor Relations Brad Conrad EVP – Treasurer 832-308-4000 ir@cardtronics.com	Media Relations Lisa Albiston VP Public Relations and Communications 832-308-4000 corporatecommunications@cardtronics.com
For more information, please visit: www.cardtronics.com

Cautionary Statement Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended and are intended to be covered by the safe harbor provisions thereof. Forward-looking statements can be identified by words such as "project," "believe," "estimate," "expect," "future," "anticipate," "intend," "contemplate," "foresee," "would," "could," "plan," and similar expressions that are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effect on the Company and there can be no assurance that future developments affecting the Company will be those that are anticipated. All comments concerning the Company’s expectations for future revenues and operating results are based on its estimates for its existing operations and do not include the potential impact of any future events. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond its control) and assumptions that could cause actual results to differ materially from its historical experience and present expectations or projections. Risk factors are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, and those set forth from time-to-time in other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements contained in this news release, which speak only as of the date of this news release. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

Disclosure of Non-GAAP Financial Information

In order to assist readers of our consolidated financial statements in understanding the operating results that Management uses to evaluate the business and for financial planning purposes, the Company presents the following non-GAAP measures as a complement to financial results prepared in accordance with U.S. GAAP: Adjusted Gross Profit, Adjusted Gross Margin, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income,

Adjusted Tax Rate, Adjusted Net Income per diluted share, Adjusted Free Cash Flow, and certain other results presented on a constant-currency basis. Management believes that the presentation of these measures and the identification of notable, non-cash, non-operating costs, and/or (if applicable in a particular period) certain costs not anticipated to occur in future periods enhance an investor’s understanding of the underlying trends in the Company’s business and provide for better comparability between periods in different years. In addition, Management presents Net Debt as a measure of our financial condition. Management believes that these measures are relevant and provide useful information widely used by analysts, investors and other interested parties in the Company’s industry to provide a baseline for evaluating and comparing our operating performance, financial condition and, in the case of free cash flow, our liquidity results. Management uses these non-GAAP financial measures in managing and measuring the performance of the business, including setting and measuring incentive-based compensation.

The non-GAAP financial measures presented herein should not be considered in isolation or as a substitute for operating income, net income, cash flows from operating, investing, or financing activities, or other income or cash flow measures prepared in accordance with GAAP. In addition, the non-GAAP measures that are used by the Company are not defined in the same manner by all companies and therefore may not be comparable to other similarly titled measures of other companies.

The Company is unable to reconcile the forward-looking non-GAAP measures, Adjusted EBITDA and Adjusted EBITDA margin because not all of the information necessary for a quantitative reconciliation of these forward-looking non-GAAP measures to the most directly comparable GAAP financial measure, is available to the Company without unreasonable efforts. For the same reasons, the Company is unable to address the significance of the unavailable information; however, the GAAP measures could be materially different than the non-GAAP measures.

EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin

EBITDA adds net interest expense, income tax expense (benefit), depreciation and accretion, amortization of deferred financing costs and note discounts, amortization of intangible assets, and certain costs not anticipated to occur in future periods to net income. Adjusted EBITDA and Adjusted EBITDA Margin exclude the items excluded from EBITDA as well as share-based compensation expense, certain other income and expense amounts, acquisition related expenses, gains or losses on disposal and impairment of assets, certain non-operating expenses, (if applicable in a particular period), our obligation for the payment of income taxes, net interest expense, and other obligations such as capital expenditures, and includes an adjustment for noncontrolling interests. Depreciation and accretion expense and amortization of intangible assets are excluded from Adjusted EBITDA and Adjusted EBITDA margins as these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures, and the methods by which the assets were acquired. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by total revenues.

Cardtronics is a registered trademark of Cardtronics plc and its subsidiaries.
All other trademarks are the property of their respective owners.

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